                                                                  12/14/2006
                                      NEDAK
                             Contract Change Request
                                    CCR# 0005

          To:  Jerome Fagerland
               NEDAK LLC, President

        From:  John Canady
               Delta T, Project Manager

     Subject:  Surcharge Cost

     Description of Change:

           See the attached market Date in support of this change.
           The cost of the  Variable  Items is based on the June 2006  surcharge
           ($0.7098) for 304 stainless steel  published by  Brightontruedge.com.
           Owner  understands that the costs for the Variable Items may increase in the future and Owner  agrees that if the December  2006  surcharge for 304 stainless steel published by  Brightontruedge.com  is greater than $0.7098,  Owner shall pay Delta-T, at time of Final Payment, the difference  between the  December  2006  surcharge  and the June 2006 surcharge,  multiplied by $10,600,000.00.  (For illustration purposes only,  if the December  2006  surcharge  is $0.7100,  Owner would owe
           Delta-T an additional Final Payment of $2,120.00 (($0.7100 - $0.7098)
           x $10,600,000).

     Cost Breakdown:

         Basic Engineering:                                                                                       $0

         Detail Engineering:                                                                                      $0

         Construction Installation & Material                                                                     $0

         Equipment:                                                                                       $6,648,320

         Subtotal                                                                                         $6,648,320

         Delta T P&H                                                      0%                                      $0

         Total Change Request Cost:                                                                       $6,648,320

As evidenced by signatures below,  parties to the noted contract hereby agree to the contract change described herein.

DeltaT Approval                                              NEDAK Approval:           Date:

                                                             /s/ Jerome Fagerland
------------------------------                               -----------------------------------
       John Canady                                               Jerome Fagerland
       Project Manager                                           President

                                                               11/20/2006

                                      NEDAK
                             Contract Change Request
                                    CCR# 0004

          To:  Jerome Fagerland
               NEDAK LLC, President

        From:  John Canady
               Delta T, Project Manager

        Subject:  Truck Scale

        Description of Change:

           Per client  directive we request approval to remove the subject Truck
           Scale from Delta T's scope to supply.

         Cost Breakdown:

         Basic Engineering:                                                                                       $0

         Detail Engineering:                                                                                 -$3,500

         Construction Installation & Material                                                                -$8,120

         Equipment:                                                                                         -$25,880

         Subtotal                                                                                           -$37,500

         Delta T P&H                                                           20%                           -$7,500

         Total Change Request Cost:                                                                         -$45,000

As evidenced by signatures below,  parties to the noted contract hereby agree to the contract change described herein.

DeltaT Approval                                              NEDAK Approval:            Date:

                                                             /s/ Jerome Fagerland       11/20/06
------------------------------                               -----------------------------------
       John Canady                                               Jerome Fagerland
       Project Manager                                           President

                                                                  10/25/2006
                                      NEDAK
                             Contract Change Request
                                    CCR# 0003

          To:  Jerome Fagerland
               NEDAK LLC, President

        From:  John Canady
               Delta T, Project Manager

     Subject:  Delete DDGS Loadout Equipment & Truck Loading Area

     Description of Change:

           This request incorporates contract scope changes,  which removes DDGS
           Loadout Equipment & Truck Loading Area from DeltaT's scope of supply, relocates  the DDGS building and  incorporates  truck access into and from within the building structure.

Cost Breakdown:

         Basic Engineering:                                                                                       $0

         Detail Engineering:                                                                                      $0

         Construction Installation & Material                                                                     $0

         Equipment:                                                                                        -$120,000

         Subtotal                                                                                          -$120,000

         Delta T P&H                                                                                             20%

         Total Change Request Cost:                                                                        -$144,000
                                                                 NEDAK Approval:          Date:

                                                                 /s/ Jerome Fagerland     10/26/06
                                                                 ----------------------------------
                                                                     Jerome Fagerland

                                                                     10/25/2006

                                      NEDAK
                             Contract Change Request
                                    CCR# 0002

          To:  Jerome Fagerland
               NEDAK LLC, President

        From:  John Canady
               Delta T, Project Manager

     Subject:  Credit for Site Work, Admin & Maintenance Buildings

     Description of Change:

           Per pre-contract  agreements this request incorporates contract scope changes,  which removes Site  preparation  work as well as the entire erection  scopes of work for both the Admin &  Maintenance  Buildings from DeltaT's scope of supply.

Cost Breakdown:

         Basic Engineering:                                         Included                                      $0

         Detail Engineering:                                        Included                                      $0

         Construction Installation & Material                       Included                                      $0

         Equipment:                                                 Included                                      $0

         Subtotal                                                   Included                                      $0

         Delta T P&H                                                Included                                      $0

         Total Change Request Cost:                                                                      -$1,166,952

                                                                  NEDAK Approval:          Date:

                                                                  /s/ Jerome Fagerland     10/26/06
                                                                  ---------------------------------
                                                                      Jerome Fagerland